                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   SunTx CPI Expansion Fund GP, L.P.

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   SunTx Capital Partners L.P.

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   SunTx CPI Expansion Fund, L.P.

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   SunTx Fulcrum Fund Prime, L.P.

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   SunTx Fulcrum Dutch Investors Prime,
                                        L.P.

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   Ned N. Fleming, III

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   Craig Jennings

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19

Name:                                   Mark R. Matteson

Address:                                5420 LBJ Freeway, Suite 1000
                                        Dallas, TX 75240

Date of Event Requiring Statement:      09/20/19